UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 6, 2005

Panera Bread Company
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	000-19253	042723701
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6710 Clayton Road, Richmond Heights, Missouri		63117
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	314-256-5443

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated January 6, 2005, announcing its comparable store sales for the four weeks ended December 25, 2004.

Item 9.01. Financial Statements and Exhibits.

Exhibit No. 99.1
Exhibit
Press Release, dated January 6, 2005(furnished pursuant to Item 7.01)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Panera Bread Company

January 6, 2005	By:	Mark E. Hood

Name: Mark E. Hood
Title: Senior Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	P13 Press Release 1-6-05